COMSTOCK PARTNERS FUNDS, INC.


      Supplement dated June 18, 1999 to Prospectus dated August 28, 1998



          On June 17, 1999, Martin Weiner was appointed as President of Comstock Partners Funds, Inc. (the "Company") and as co-portfolio manager for each of the Funds. Mr. Weiner, a Chartered Financial Analyst, joined Comstock Partners, the Investment Adviser to the Funds, in 1995. From 1966 to 1969, he was Equity Analyst and Division Chief at Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. in Finance from Columbia University's Graduate School of Business.

          On June 1, 1999, the Company commenced legal action in the U.S. District Court for the District of New Jersey with respect to the distribution arrangements of the Strategy Fund and the Capital Value Fund. The Company has alleged, among other things, that Funds Distributor, Inc. has interfered with a contractual relationship between Premier Mutual Fund Services, Inc., the distributor to the Strategy Fund and the Capital Value Fund. Although management of the Company believes it will prevail on these claims, there can be no assurance that the Company will prevail or that the Funds' existing distribution agreements will continue in effect beyond August 31, 1999.